UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 13, 2014

Armada Oil, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-52040	98-0195748
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

5220 Spring Valley Road
Suite 615
Dallas, TX 75254
 (Address of principal executive offices, including zip code)

(972) 490-9595
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

The Shareholder Letter (as defined below) of Armada Oil, Inc. (the “Company”) contains forward-looking statements within the meaning of the federal securities laws. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, and goals, assumption of future events or performance are not statements of historical fact and may be deemed “forward-looking statements.”  Forward-looking statements can often be identified by the use of words such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “plan,” “propose,” “projected,” “seek,” or “anticipate,” although not all forward-looking statements contain these or other identifying words. Forward-looking statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Such forward-looking statements relate to, among other things: expected revenue, cash flow and earnings growth; estimates regarding oil and gas reserves, future oil and gas prices and present values of such reserves; strategies and timelines for growth of the Company’s business; and projected capital expenditures.  These statements are qualified by important factors that could cause the Company’s actual results to differ materially from those reflected by the forward-looking statements.  Such factors include, but are not limited to:  the Company’s ability to locate and acquire suitable interests in oil and gas properties on terms acceptable to the Company; the Company’s ability to obtain working capital as and when needed on terms acceptable to the Company; the ability to integrate, manage and operate acquired oil and gas properties; the ability of the Company to build and maintain a successful operations infrastructure and to retain key personnel; possible insufficient cash flows and resulting illiquidity; government regulations; lack of diversification; political risk, international instability and the related volatility in the prices of oil and/or natural gas; increased competition; stock volatility and illiquidity; the Company’s potential failure or inability to implement fully its business plans or strategies; general economic conditions; and the risks and factors described from time to time in the Company’s offerings, reports and filings with the U.S. Securities and Exchange Commission.  The Company cautions readers not to place undue reliance on any forward-looking statements.  The Company does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

No Offer or Solicitation to Sell

This Shareholder Letter shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 7.01                      Regulation FD Disclosure

The Company intends to furnish to investors a letter to shareholders dated January 2014 (the “Shareholder Letter”).  A copy of the Shareholder Letter is furnished herewith as Exhibit 99.1.

The information furnished in this Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K (this “Report”) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                       Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1*	Shareholder Letter, Armada Oil, Inc., dated January 2014

*	Furnished, not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Armada Oil, Inc.

Date: January 13, 2014	By:	/s/ Randy M. Griffin
Name: Randy M. Griffin
Title: Chief Executive Officer